UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2013

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-34867	75-2233445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA	19422
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2013, Andrew J. Herning was hired as the Chief Financial Officer of UniTek Global Services, Inc. (the “Company”). Mr. Herning, 41, comes to the Company from AS America, Inc. (American Standard Brands) (“American Standard”), where he most recently served as interim CFO.

Before being named interim CFO of American Standard in 2012, from 2007 through 2012 he held senior-level finance positions for American Standard’s Fixtures and Chinaware business units, and from 2004 to 2007 served as the Global Controller of American Standard’s bath and kitchen division. Prior to his time at American Standard, Mr. Herning spent 11 years at KPMG LLP and Arthur Andersen LLP providing audit and advisory services to companies primarily in the telecommunications and technology industries, and was registered as a Certified Public Accountant in Colorado from 1996-2006.  Mr. Herning graduated from Marquette University with a Bachelor of Science in Business Administration - Accounting.

Mr. Herning will receive an annual base salary of $275,000, which shall be prorated for the remainder of 2013. He is eligible to receive annual incentive compensation of up to 60% of his base salary, which shall be prorated for 2013, to be earned based on the achievement of certain financial and operational targets as determined by the Board of Directors of the Company and its Compensation Committee. Any such incentive compensation earned shall be paid by the Company to Mr. Herning in accordance with the terms of the incentive compensation program.

In addition, Mr. Herning was granted 47,850 restricted stock units (“RSUs”) on June 4, 2013. One-half of the RSUs are subject to service-based vesting in four installments over the four years following the date of grant, while the other half are subject to performance-based vesting.

There is no family relationship between Mr. Herning and any other executive officer or director of the Company, and there is no arrangement or understanding under which he was appointed. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Herning has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Kenneth J. Cichocki, who joined the Company as Interim Chief Financial Officer on April 15, 2013, is no longer an officer of the Company, but will assist Mr. Herning as needed in order to ensure an orderly transition.

A copy of the press release announcing Mr. Herning’s appointment is attached as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated June 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: June 10, 2013	By:	/s/ Rocco Romanella
Rocco Romanella
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated June 6, 2013.